AMERICAN FIDELITY DUAL STRATEGY FUND, INC.(R)

                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                 1-800-662-1106

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                                February 22, 2006

     This Proxy Statement is furnished on behalf of the Board of Directors of American Fidelity Dual Strategy Fund in connection with the Fund's solicitation of proxies to be used to vote at a Special Meeting of Shareholders to be held on February 22, 2006 at 9:00 a.m., Central Time, in the Arcade Conference Room of the Fund's offices at 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. This Proxy Statement is being delivered to shareholders and participants on or about December 30, 2005.

     At the meeting, the Fund's shareholders will be asked to consider and vote upon the following:

          (1) To approve the Sub-Advisory Agreement between the Fund and The Renaissance Group, LLC;

          (2) To approve the Sub-Advisory Agreement between the Fund and WEDGE Capital Management LLP;

          (3) To approve the Sub-Advisory Agreement between the Fund and Quest Investment Management, Inc.; and

          (4) To transact such other business as may properly come before the meeting or any adjournments thereof.



The following are the agreements referenced in Items (1), (2) and (3) above:

                                   APPENDIX A

                       Renaissance Sub-Advisory Agreement

                             Sub-Advisory Agreement

     This Sub-Advisory Agreement (the "Agreement") is effective as of October 3, 2005, by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and The Renaissance Group LLC (d/b/a Renaissance Investment Management) (the "Sub-Advisor").

                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into Management and Investment Advisory Agreement dated as of May 1, 2003 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund desire for the Sub-Advisor to furnish investment advisory services to the Advisor and the Fund with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties agree as follows:

     1. DEFINITIONS: Unless otherwise defined in this Agreement, capitalized terms shall have the meanings commonly ascribed to them in the federal securities laws and related rules and regulations. In addition, the following terms shall mean:

          (a) Advisor: As defined in the introductory paragraph of this Agreement.

          (b) Custodian: InvesTrust, N.A. a special purpose bank chartered by the Office of the Comptroller of the Currency.

          (c) Fund: As defined in the introductory paragraph of this Agreement.

          (d) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

          (e) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall specify in writing, from time to time, including cash, stocks, bonds and other securities that the Advisor deposits with the Custodian and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

          (f) Investment Company Act: The Investment Company Act of 1940, as amended.

          (g) Majority Vote of Shareholders: The vote, in accordance with
Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

          (h) SEC: The Securities and Exchange Commission.

          (i) Securities Act: The Securities Act of 1933, as amended.

          (j) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          (k) Shareholders: The beneficial owners of the Fund's securities.

          (l) Sub-Advisor: As defined in the introductory paragraph of this Agreement.

     2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary, and the Advisor will provide notice of such additions and withdrawals to the Sub-Advisor.

     4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with the Custodian and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian. The Sub-Advisor shall have no responsibility or liability for custody arrangements or for the actions or omissions of the Custodian.

     5. MANAGEMENT OF INVESTMENT ASSETS.

          5.1 GENERAL POWERS AND DUTIES.

               (a) General. For the term of this Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. Subject to specific written instructions of the Advisor, the Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section 5.4 of this Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

               (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

               (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

          5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit A to this Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented in separate written instructions provided from time to time by the Advisor or the Fund's Board of Directors.

          5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

          5.4 MINIMUM LIQUIDITY REQUIREMENTS. The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

          5.5 BROKERS AND DEALERS.

               (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

               (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its commercially reasonable best efforts to obtain for the Investment Assets the most favorable net price and "best execution" available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law; provided, however, in seeking the best execution available with respect to securities transactions involving the Investment Assets, the Sub-Advisor shall give consideration to the overall quality of brokerage and research services provided, it being understood and agreed that "best execution" is not limited to obtaining the lowest commission for each transaction. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions, so long as they are reasonable. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

               (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

          5.6 OTHER ACCOUNTS OF THE SUB-ADVISOR. It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts which may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

          5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act, the Investment Company Act or the Investment Advisers Act.

     6. INFORMATION AND REPORTS.

          6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time reasonably specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably request.

          6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

          6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act (the "Code of Ethics") and has provided a copy of such Code of Ethics to the Fund; Sub-Advisor agrees to provide a copy of the Code of Ethics to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify to the Fund that, with regard to the two most recently completed calendar quarters:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Code of Ethics that is in effect;

               (b) The Sub-Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1;

               (c) The Sub-Advisor has adopted procedures reasonably necessary to prevent its "Access Persons" (as defined in Rule 17j-1 of the Investment Company Act) from violating the Code of Ethics; and

               (d) There have been no material violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.4 COMPLIANCE PROGRAM. The Sub-Advisor has adopted written policies and procedures in compliance with the requirements of Rule 206(4)-7 of the Investment Advisers Act (the "Compliance Procedures") and has provided a copy of such Compliance Procedures to the Fund; Sub-Advisor agrees to provide a copy of the Compliance Procedures to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify that:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Compliance Procedures that are in effect at that time;

               (b) The Sub-Advisor has reviewed, during the preceding 12-month period (or as otherwise required by applicable law), the adequacy of its Compliance Procedures and the effectiveness of the implementation of the Compliance Procedures;

               (c) The Compliance Procedures are reasonably designed to prevent violation, by the Sub-Advisor and its Supervised Persons, of the Federal Securities Laws, including the Investment Advisers Act and related rules issued by the SEC; and

               (d) With regard to the two most recently completed calendar quarters, there have been no material violations of the Compliance Procedures or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.5 PROXY VOTING RECORDS AND POLICY.

               (a) The Sub-Advisor has adopted and implemented written policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act that are reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of its clients (the "Proxy Voting Policy") and the Sub-Advisor has provided a copy of such Proxy Voting Policy to the Fund; Sub-Advisor agrees to provide a copy of the Proxy Voting Policy to the Fund promptly after any material changes are made.

               (b) Sub-Advisor agrees to provide to the Fund an accurate summary of any vote cast or proxy granted by the Sub-Advisor on behalf of the Fund (the "Voting Records"). As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Sub-Advisor shall provide the Voting Records in the form specified in writing to the Sub-Advisor by the Fund, and the Sub-Advisor's Chief Compliance Officer shall certify that, with regard to the two most recently completed calendar quarters:

               (c) The Voting Records accurately reflect the votes cast and proxies granted by the Sub-Advisor on behalf of the Fund during the preceding two quarters, each of which vote or proxy was cast or granted in compliance with the Sub-Advisor's Proxy Voting Policy; and

               (d) The Sub-Advisor has provided to the Fund the Sub-Advisor's Proxy Voting Policy that is in effect.

          6.6 FORM ADV. The Sub-Advisor agrees to provide a copy of its current Form ADV (Parts I and II) to the Fund within 90 days of the end of the calendar year.

          6.7 EXCHANGE OF INFORMATION. The Advisor and the Sub-Advisor agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations and responsibilities under this Agreement or applicable law.

          6.8 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by any party under or in connection with this Agreement will be treated as confidential and will not be used or disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws.

     7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit B. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

     8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon reasonable request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors reasonably requests.

     9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by the Sub-Advisor of this Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

          The Advisor will indemnify the Sub-advisor and hold it harmless with respect to any loss or damage, or costs or expenses suffered by it as a result of (i) a breach by the Advisor of this Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act, the Investment Company Act or any other applicable law or regulation; provided, the Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Sub-Advisor or the Custodian.

     10. AMENDMENT. This Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

     11. TERM AND TERMINATION.

          11.1 TERM.

               (a) Effective Date. Except as set forth in sub-section (c) below, this Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

               (b) Duration. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

               (c) Interim Term. This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

          11.2 TERMINATION.

               (a) Automatic Termination. This Agreement shall automatically terminate in the event of its assignment, within the meaning of Section 15(a) of the Investment Company Act, unless an order of the SEC is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

               (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

               (c) Termination By Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

               (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

     12. MISCELLANEOUS.

          12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

          12.2 GOVERNING LAW; SEVERABILITY. This Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of this Agreement but will be fully severable, and this Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

          12.3 NOTICES. Unless the parties otherwise agree, all notices, instructions and advice with respect to matters contemplated by this Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

           Advisor:           American Fidelity Assurance Company
                              P.O. Box 25523
                              Oklahoma City, Oklahoma 73106
                              Attention:  Investment Department
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  (xxx) xxx-xxxx

           Fund:              American Fidelity Dual Strategy Fund, Inc.
                              2000 Classen Boulevard
                              Oklahoma City, Oklahoma  73106
                              Attention:  Chief Compliance Officer
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  (xxx) xxx-xxxx

                              With copies to:

                              Jennifer Wheeler
                              McAfee & Taft A Professional Corporation
                              Two Leadership Square
                              211 North Robinson, 10th Floor
                              Oklahoma City, Oklahoma  73102
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  ((xxx) xxx-xxxx
                              Email:  jennifer.wheeler@mcafeetaft.com

           Sub-Advisor:       The Renaissance Group LLC (d/b/a Renaissance
                                Investment Management)
                              The Baldwin Center, Suite 1200
                              625 Eden Park Drive
                              Cincinnati, Ohio  45202
                              Attention:  Paul A. Radomski, Managing Partner
                              Telephone:  (xxx) xxx-xxxx
                              Facsimile:  (xxx) xxx-xxxx

Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Agreement must be delivered in the manner specified from time to time by the Advisor.

          12.4 COMPLIANCE WITH LAWS. Nothing in this Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. Each party will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

FUND:                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

ADVISOR:                AMERICAN FIDELITY ASSURANCE COMPANY

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

SUB-ADVISOR:            THE RENAISSANCE GROUP LLC
                        (d/b/a Renaissance Investment Management)

                        By:        /s/ Muchael E. Schroer
                            Name:  Michael E. Schroer
                            Title:    Managing Partner

                                    EXHIBIT A

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

     A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

     B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

     C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

     D.   No borrowings will be made.

     E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

     F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

     G.   No purchase of commodities or commodity contracts will be effected.

     H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

     J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

     K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

     L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

     M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     N.   Short sales of securities will not be made.

     O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

     P. Investments in high-yield or non-investment grade bonds will not be made.

     Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

     A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

          1. A minimum market capitalization of one billion dollars ($1,000,000,000) at the time of purchase.

          2. Audited financial statements for at least three (3) years of operation.

          3. Fifty million dollars ($50,000,000) or more in stockholders equity.

     B.   Lending of securities will not be permitted.

     C. The Fund will not invest in the securities of tobacco-producing companies.

     D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

     E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

     F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least one percent (1.0%), but not more than three percent (3.0%), of the market value of Investment Assets placed with the Sub-Advisor.

     G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                             Appendix 1 to Exhibit A

     This Appendix 1 to Exhibit A is provided in order to clarify certain matters with regard to the Fund's Investment Guidelines. The numbers below refer to the corresponding numbers in the Investment Guidelines.

          III.C - Companies in which investment is prohibited are identified on Attachment (a) to this Appendix.

          III.G - Advisor approves the brokers identified on Attachment (b) to this Appendix.

                          Attachment (a) to Appendix 1



Company                                                        Ticker
-------                                                        ------
(including any successors or assignees that are tobacco-producing companies)

DIMON CORP                                                       AOI
B.A.T. INDUSTRIES PLC                                            BTI
LOEWS CORP CAROLINA GRP                                           CG
DIMON CORP                                                       DMN
ALTRIA GROUP, INC.                                                MO
REYNOLDS AMERICAN INC                                            RAI
SCHWEITZER MAUD                                                  SWM
UST, INC.                                                        UST
UNIVERSAL CORPORATION                                            UVV
VECTOR GROUP                                                     VGR
WELLSTONE FILTER                                                 WLSF
ALEC BRADLEY CIGAR CORP                                        ABDC.OB
GALLAHER                                                         GLH
IMPERIAL TOBACCO                                                 ITY
STAR SCIENTIFIC                                                  STSI

                          Attachment (b) to Appendix 1

                                                                  CP
Broker                                                          Rating
------                                                          ------

BNY                                                             A-1/P1
Robinson Humphrey                                                N/A
Direct Trade                                                     N/A
UNX                                                              N/A
Gordon Haskett                                                   N/A
Goldman Sachs                                                  A-1+/P-1
Merrill                                                        A-1+/P-1
Jefferies                                                        N/A
Greentree Brokerage                                              N/A

                                    EXHIBIT B

                                  Fee Schedule

     Pursuant to Section 7 of the foregoing Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of October 3, 2005, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and The Renaissance Group LLC (d/b/a Renaissance Investment Management) (the "Sub-Advisor"), the parties thereto agree as follows:

     For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a quarterly fee in an amount equal to 0.105% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.42% on an annual basis).

     The parties agree that this Fee Schedule is intended to serve as an interim Fee Schedule, pending approval of the Sub-Advisory Agreement by the shareholders of the Fund in accordance with the Investment Company Act of 1940. The parties further agree that this Fee Schedule may not be amended until after such shareholder approval has been obtained.

     Upon obtaining the requisite shareholder approval, this Fee Schedule shall be amended and restated to reflect a quarterly fee in an amount equal to 0.12% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.48% on an annual basis).

     Dated as of the day and year first above written.

FUND:                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                                By:        /s/ John W. Rex
                                    Name:  John W. Rex
                                    Title:  President

ADVISOR:                        AMERICAN FIDELITY ASSURANCE COMPANY

                                By:        /s/ John W. Rex
                                    Name:  John W. Rex
                                    Title:  President

SUB-ADVISOR:                    THE RENAISSANCE GROUP LLC
                                (d/b/a Renaissance Investment Management)

                                By:       /s/ Michael E. Schroer
                                    Name: Michael E. Schroer
                                    Title: Managing Partner

                                    APENDIX B

                          WEDGE Sub-Advisory Agreement

                             Sub-Advisory Agreement

     This Sub-Advisory Agreement (the "Agreement") is effective as of October 3, 2005, by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and Wedge Capital Management LLP (the "Sub-Advisor").

                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into Management and Investment Advisory Agreement dated as of May 1, 2003 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund desire for the Sub-Advisor to furnish investment advisory services to the Advisor and the Fund with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties agree as follows:

     1. DEFINITIONS: Unless otherwise defined in this Agreement, capitalized terms shall have the meanings commonly ascribed to them in the federal securities laws and related rules and regulations. In addition, the following terms shall mean:

          (a) Advisor: As defined in the introductory paragraph of this Agreement.

          (b) Custodian: InvesTrust, N.A. a special purpose bank chartered by the Office of the Comptroller of the Currency.

          (c) Fund: As defined in the introductory paragraph of this Agreement.

          (d) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

          (e) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall specify in writing, from time to time, including cash, stocks, bonds and other securities that the Advisor deposits with the Custodian and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

          (f) Investment Company Act: The Investment Company Act of 1940, as amended.

          (g) Majority Vote of Shareholders: The vote, in accordance with
Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

          (h) SEC: The Securities and Exchange Commission.

          (i) Securities Act: The Securities Act of 1933, as amended.

          (j) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          (k) Shareholders: The beneficial owners of the Fund's securities.

          (l) Sub-Advisor: As defined in the introductory paragraph of this Agreement.

     2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary.

     4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with the Custodian and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian. The Sub-Advisor shall have no responsibility or liability for custody arrangements or for the actions or omissions of the Custodian.

     5. MANAGEMENT OF INVESTMENT ASSETS.

          5.1 GENERAL POWERS AND DUTIES.

               (a) General. For the term of this Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. Subject to specific written instructions of the Advisor, the Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section 5.4 of this Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

               (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

               (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

          5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit A to this Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented in separate written instructions provided from time to time by the Advisor or the Fund's Board of Directors.

          5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

          5.4 MINIMUM LIQUIDITY REQUIREMENTS. The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

          5.5 BROKERS AND DEALERS.

               (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

               (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its commercially reasonable best efforts to obtain for the Investment Assets the most favorable net price and "best execution" available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law; provided, however, in seeking the best execution available with respect to securities transactions involving the Investment Assets, the Sub-Advisor shall give consideration to the overall quality of brokerage and research services provided, it being understood and agreed that "best execution" is not limited to obtaining the lowest commission for each transaction. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions, provided the broker appears on Sub-Advisor's list of approved brokers. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

               (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

          5.6 OTHER ACCOUNTS OF THE SUB-ADVISOR. It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts that may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable and except as contemplated on
Schedule 5.6, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. Advisor acknowledges and agrees that Sub-Advisor may aggregate purchase or sale orders for the Fund with purchase or sale orders for the same security for other clients' accounts where such aggregation is likely to result generally in a more favorable net result for its clients; however, Sub-Advisor is under no obligation to aggregate orders. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

          5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act, the Investment Company Act or the Investment Advisers Act.

     6. INFORMATION AND REPORTS.

          6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably request.

          6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

          6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act (the "Code of Ethics") and has provided a copy of such Code of Ethics to the Fund; Sub-Advisor agrees to provide a copy of the Code of Ethics to the Fund promptly after any material changes are made. Within 20 days of the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify to the Fund that, with regard to the two most recently completed calendar quarters:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Code of Ethics that is in effect;

               (b) The Sub-Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1;

               (c) The Sub-Advisor has adopted procedures reasonably necessary to prevent its "Access Persons" (as defined in Rule 17j-1 of the Investment Company Act) from violating the Code of Ethics; and

               (d) There have been no violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.4 COMPLIANCE PROGRAM. The Sub-Advisor has adopted written policies and procedures in compliance with the requirements of Rule 38a-1 of the Investment Company Act and Rule 206(4)-7 of the Investment Advisers Act (the "Compliance Procedures") and has provided a copy of such Compliance Procedures to the Fund; Sub-Advisor agrees to provide a copy of the Compliance Procedures to the Fund promptly after any material changes are made. Within 20 days of the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify that:

               (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Compliance Procedures that are in effect at that time;

               (b) The Sub-Advisor has reviewed, during the preceding 12-month period, the adequacy of its Compliance Procedures and the effectiveness of the implementation of the Compliance Procedures;

               (c) The Compliance Procedures are reasonably designed to prevent violation, by the Sub-Advisor and its Supervised Persons, of the Federal Securities Laws, including the Investment Advisers Act and related rules issued by the SEC; and

               (d) With regard to the two most recently completed calendar quarters, there have been no violations of the Compliance Procedures or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

          6.5 PROXY VOTING RECORDS AND POLICY.

               (a) The Sub-Advisor has adopted and implemented written policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act that are reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of its clients (the "Proxy Voting Policy") and the Sub-Advisor has provided a copy of such Proxy Voting Policy to the Fund; Sub-Advisor agrees to provide a copy of the Proxy Voting Policy to the Fund promptly after any material changes are made.

               (b) Sub-Advisor agrees to provide to the Fund an accurate summary of any vote cast or proxy granted by the Sub-Advisor on behalf of the Fund (the "Voting Records"). Within 20 days of the end of the second and fourth calendar quarters, the Sub-Advisor shall provide the Voting Records in the form specified in writing to the Sub-Advisor by the Fund, and the Sub-Advisor's Chief Compliance Officer shall certify that, with regard to the two most recently completed calendar quarters:

               (c) The Voting Records accurately reflect the votes cast and proxies granted by the Sub-Advisor on behalf of the Fund during the preceding two quarters, each of which vote or proxy was cast or granted in compliance with the Sub-Advisor's Proxy Voting Policy; and

               (d) The Sub-Advisor has provided to the Fund the Sub-Advisor's Proxy Voting Policy that is in effect.

          6.6 FORM ADV. Advisor acknowledges receipt of Sub-Advisor's Disclosure Statement, as required by Rule 204-3 under the Investment Advisers Act of 1940, prior to the execution of this Agreement. If provided less than 48 hours prior to the date of execution of this Agreement, Advisor shall have the option to terminate this Agreement without penalty in writing within five business days after that date of execution; provided, however, that any investment action taken by Sub-Advisor with respect to the Investment Assets prior to the effective date of such termination shall be at the Fund's risk. The Sub-Advisor agrees to provide a copy of its current Form ADV (Parts I and II) to the Fund within 90 days of the end of each calendar year.

          6.7 EXCHANGE OF INFORMATION. The Advisor and the Sub-Advisor agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations and responsibilities under this Agreement or applicable law.

          6.8 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by the Advisor or the Sub-Advisor under or in connection with this Agreement will be treated as confidential and will not be disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws. Notwithstanding the foregoing, the Fund agrees to allow Sub-Advisor to inform others that they are a client of Sub-Advisor by appearance on a representative list or other means.

     7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit B. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

     8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors requests.

     9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) the Sub-Advisor's failure to provide notice within one day to the Advisor or the Fund of any trade, transfer, exchange, redemption or other corporate action that occurs with regard to a portfolio security held by the Fund, or (ii) a breach by the Sub-Advisor of this Agreement, or (iii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iv) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (v) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

     10. AMENDMENT. This Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

     11. TERM AND TERMINATION.

          11.1 TERM.

               (a) Effective Date. Except as set forth in sub-section (c) below, this Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

               (b) Duration. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

               (c) Interim Term. This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

          11.2 TERMINATION.

               (a) Automatic Termination. This Agreement shall automatically terminate in the event of its assignment, within the meaning of Section 15(a) of the Investment Company Act, unless an order of the SEC is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

               (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

               (c) Termination By Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

               (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

     12. MISCELLANEOUS.

          12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

          12.2 GOVERNING LAW; SEVERABILITY. This Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of this Agreement but will be fully severable, and this Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

          12.3 NOTICES. Unless the parties otherwise agree, all notices, instructions and advice with respect to matters contemplated by this Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

     Advisor:                       American Fidelity Assurance Company
                                    P.O. Box 25523
                                    Oklahoma City, Oklahoma 73106
                                    Attention:  Investment Department
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

     Fund:                          American Fidelity Dual Strategy Fund, Inc.
                                    2000 Classen Boulevard
                                    Oklahoma City, Oklahoma  73106
                                    Attention:  Chief Compliance Officer
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

                                    With copies to:

                                    Jennifer Wheeler
                                    McAfee & Taft A Professional Corporation
                                    Two Leadership Square
                                    211 North Robinson, 10th Floor
                                    Oklahoma City, Oklahoma  73102
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx
                                    Email:  jennifer.wheeler@mcafeetaft.com

     Sub-Advisor:                   Wedge Capital Management LLP
                                    301 South College Street, Suite 2920
                                    Charlotte, North Carolina  28202
                                    Attention:  John G. Norman,
                                                Executive Vice President
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Agreement must be delivered in the manner specified from time to time by the Advisor.

          12.4 COMPLIANCE WITH LAWS. Nothing in this Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. The Sub-Advisor will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Agreement.

          12.5 NOTICE OF PARTNERSHIP CHANGES. Sub-Advisor will notify Fund of any change in the membership of its partnership within a reasonable time after such change.

          12.6 W-9. Advisor authorizes Sub-Adviser to execute and deliver for the Fund IRS Form W-9 (Request for Taxpayer Identification Number and Certification). The Fund is not now (and will promptly notify Sub-Advisor should it become) subject to back-up withholding.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written. Each party represents that it is duly authorized and empowered to enter into and perform this Agreement.

FUND:                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

ADVISOR:                AMERICAN FIDELITY ASSURANCE COMPANY

                        By:       /s/ John W. Rex
                            Name: John W. Rex
                            Title: President

SUB-ADVISOR:            WEDGE CAPITAL MANAGEMENT LLP

                        By:       /s/ R. Michael James
                            Name: R. Michael James
                            Title: General Partner

                                  Schedule 5.6

                          Other Accounts of Sub-Advisor

     Sub-Advisor, at its sole discretion, may execute transactions relating to the Investment Assets separately from, and subsequent to, transactions relating to assets held on behalf of other clients in order to accommodate the Fund's Investment Guidelines that necessitate manual, rather than electronic, review by the Sub-Advisor.

                                    EXHIBIT A

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

     A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

     B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

     C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

     D.   No borrowings will be made.

     E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

     F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

     G.   No purchase of commodities or commodity contracts will be effected.

     H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

     J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

     K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

     L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

     M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     N.   Short sales of securities will not be made.

     O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

     P. Investments in high-yield or non-investment grade bonds will not be made.

     Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

     A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

          1. A minimum market capitalization of one billion dollars ($1,000,000,000) at the time of purchase.

          2. Audited financial statements for at least three (3) years of operation.

          3. Fifty million dollars ($50,000,000) or more in stockholders equity.

     B.   Lending of securities will not be permitted.

     C. The Fund will not invest in the securities of tobacco-producing companies.

     D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

     E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

     F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least one percent (1.0%), but not more than three percent (3.0%), of the market value of Investment Assets placed with the Sub-Advisor.

     G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                             Appendix 1 to Exhibit A

     This Appendix 1 to Exhibit A is provided in order to clarify certain matters with regard to the Fund's Investment Guidelines. The numbers below refer to the corresponding numbers in the Investment Guidelines.

          II.B - Applies only to securities acquired on behalf of the Fund.

          II.Q - Advisor approves any institution that: (1) issues depositary receipts, and (2) is approved by Sub-Advisor.

          III.G - Advisor approves all brokers used by Sub-Advisor.

                                    EXHIBIT B

                                  Fee Schedule

     Pursuant to Section 7 of the foregoing Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of October 3, 2005, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and Wedge Capital Management LLP (the "Sub-Advisor"), the parties thereto agree as follows:

     For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a fee in an amount equal to 0.105% of the current value of the Investment Assets as of the close of the last trading day of March, June, September and December (0.42% on an annual basis).

     The parties agree that this Fee Schedule is intended to serve as an interim Fee Schedule, pending approval of the Sub-Advisory Agreement by the shareholders of the Fund in accordance with the Investment Company Act of 1940. The parties further agree that this Fee Schedule may not be amended until after such shareholder approval has been obtained.

     Upon obtaining the requisite shareholder approval, this Fee Schedule shall be amended and restated to reflect a fee in an amount equal to 0.50% per year on the first $25,000,000, 0.40% per year on the next $75,000,000 and 0.30% per year on all Investment Assets over $100,000,000. Fees will be billed quarterly in arrears, based on market value as of the last business day of the quarter. Sub-Adviser shall not be compensated on the basis of a share of capital gains upon, or capital appreciation of, the Investment Assets.

Dated as of the day and year first above written.

FUND:              AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                   By:       /s/ John W. Rex
                       Name: John W. Rex
                       Title:  President

ADVISOR:           AMERICAN FIDELITY ASSURANCE COMPANY

                   By:       /s/ John W. Rex
                       Name: John W. Rex
                       Title:  President

SUB-ADVISOR:       WEDGE CAPITAL MANAGEMENT LLP

                   By:       /s/ R. Michael James
                       Name: R. Michael James
                       Title: General Partner

                                    APENDIX C

                          Quest Sub-Advisory Agreement

                             Sub-Advisory Agreement
                        Quest Investment Management, Inc.

     This Sub-Advisory Agreement (the "Agreement") is effective as of May 1, 2006, by and among American Fidelity Dual Strategy Fund, Inc., a Maryland corporation (the "Fund"), American Fidelity Assurance Company, an insurance company organized under the laws of the State of Oklahoma (the "Advisor"), and Quest Investment Management, Inc. (the "Sub-Advisor").

                                    RECITALS

     A. The Fund is engaged in business as an open-end, diversified management company and is registered as such under the Investment Company Act.

     B. The Advisor has entered into Management and Investment Advisory Agreement dated as of May 1, 2003 with the Fund (the "Advisory Agreement"), pursuant to which the Advisor acts as investment advisor to the Fund.

     C. The Sub-Advisor is engaged principally in the business of rendering investment advisory services and is registered as an investment advisor under the Investment Advisers Act.

     D. The Advisor and the Fund desire for the Sub-Advisor to furnish investment advisory services to the Advisor and the Fund with respect to certain assets of the Fund, and the Sub-Advisor is willing to render such investment advisory services.

                                    AGREEMENT

     The parties agree as follows:

     1. DEFINITIONS: Unless otherwise defined in this Agreement, capitalized terms shall have the meanings commonly ascribed to them in the federal securities laws and related rules and regulations. In addition, the following terms shall mean:

          (a) Advisor: As defined in the introductory paragraph of this Agreement.

          (b) Custodian: InvesTrust, N.A. a special purpose bank chartered by the Office of the Comptroller of the Currency.

          (c) Fund: As defined in the introductory paragraph of this Agreement.

          (d) Investment Advisers Act: The Investment Advisers Act of 1940, as amended.

          (e) Investment Assets: Those assets of the Fund as the Advisor and the Fund shall specify in writing, from time to time, including cash, stocks, bonds and other securities that the Advisor deposits with the Custodian and places under the investment supervision of the Sub-Advisor, together with any assets that are added at a subsequent date or which are received as a result of the sale, exchange or transfer of such Investment Assets.

          (f) Investment Company Act: The Investment Company Act of 1940, as amended.

          (g) Majority Vote of Shareholders: The vote, in accordance with
     Section 2(a)(42) of the Investment Company Act, at an annual or a special meeting of the Shareholders of: (i) sixty-seven percent (67%) or more of the voting securities present at the meeting, if the holders of more than fifty percent (50%) of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than fifty percent (50%) of the outstanding voting securities of the Fund, whichever is less.

          (h) SEC: The Securities and Exchange Commission.

          (i) Securities Act: The Securities Act of 1933, as amended.

          (j) Securities Exchange Act: The Securities Exchange Act of 1934, as amended.

          (k) Shareholders: The beneficial owners of the Fund's securities.

          (l) Sub-Advisor: As defined in the introductory paragraph of this Agreement.

     2. APPOINTMENT OF THE SUB-ADVISOR. Effective as of the date hereof, the Advisor hereby appoints the Sub-Advisor to serve as investment advisor to the Advisor with respect to the Investment Assets of the Fund, and the Sub-Advisor accepts such appointment and agrees to render the services and to assume the obligations set forth in this Agreement.

     3. THE INVESTMENT ASSETS. Subject to supervision by the Advisor and the Fund's Board of Directors, the Sub-Advisor shall manage the investment operations of the Investment Assets. The Advisor may make additions to or withdrawals from the Investment Assets in any amounts the Advisor determines appropriate or necessary, and the Advisor will provide notice of such additions and withdrawals to the Sub-Advisor.

     4. CUSTODIANSHIP OF THE INVESTMENT ASSETS. The Investment Assets have been deposited with the Custodian and are maintained by the Custodian in safekeeping on its premises, in a recognized clearing corporation, or in the Federal Reserve book-entry system, in the name of the Fund, the Custodian or the clearing corporation, or in the nominee name of any of these. The Advisor will give the Sub-Advisor prior notice if any other entity is appointed to serve as Custodian for the Investment Assets. The term "Custodian" includes all successors to the presently serving Custodian. The Sub-Advisor shall have no responsibility or liability for custody arrangements or for the actions or omissions of the Custodian.

     5. MANAGEMENT OF INVESTMENT ASSETS.

     5.1 GENERAL POWERS AND DUTIES.

          (a) General. For the term of this Agreement, the Sub-Advisor, subject to the provisions of Sections 3 and 5.2 of this Sub-Advisory Agreement, has complete discretion and authority in the investment and reinvestment of the Investment Assets. Subject to specific written instructions of the Advisor, the Sub-Advisor must determine what securities or other property will be acquired, held, or disposed of and, subject to the provisions of Section
     5.4 of this Agreement, what portion of the Investment Assets will be held uninvested. The Sub-Advisor's investment and reinvestment authority includes, without limitation, authority to purchase, sell, exchange, convert, trade, and generally to deal in the Investment Assets.

          (b) Instructions to Custodian. The Sub-Advisor is hereby authorized to give instructions to the Custodian with respect to the consummation of transactions on behalf of the Advisor in the Investment Assets, and the Sub-Advisor has authority to direct the Custodian with respect to the investment and management of the Investment Assets. The Custodian is hereby authorized to act in response to instructions given by the Sub-Advisor. The Advisor agrees to take any action and deliver any certificates reasonably necessary to confirm this authorization to the Custodian.

          (c) Voting Rights. The Sub-Advisor's authority includes the exercise of all voting rights pertaining to the Investment Assets. The Sub-Advisor has the duty to maintain accurate records as to any vote or action taken with respect to any stock or other securities which are part of the Investment Assets and to take such further action as may be necessary for the Fund to participate fully in any transaction undertaken by issuers of Investment Assets.

     5.2 INVESTMENT POLICY. Investment objectives, policies and other guidelines for the management of the Investment Assets, including requirements as to diversification, are set forth in Exhibit A to this Agreement. The Sub-Advisor must discharge its duties hereunder in accordance with these guidelines as revised or supplemented in separate written instructions provided from time to time by the Advisor or the Fund's Board of Directors.

     5.3 PRUDENCE AND DIVERSIFICATION. The Sub-Advisor must discharge its duties under this Sub-Advisory Agreement at all times with the care, skill, prudence and diligence that a prudent person acting in a like capacity and familiar with such matters would use in conducting an enterprise of a like character and with like aims.

     5.4 MINIMUM LIQUIDITY REQUIREMENTS. The Advisor will give the Sub-Advisor reasonable advance notice of any cash requirements from the Investment Assets, and the Sub-Advisor will maintain in cash or cash equivalents sufficient assets to meet such cash requirements.

     5.5 BROKERS AND DEALERS.

          (a) Instructions. The Sub-Advisor is hereby empowered to issue orders directly to a broker or dealer for the purchase, sale or exchange of securities with respect to the Investment Assets. The Sub-Advisor must give the Custodian and the Advisor prompt written notification of each such execution in accordance with the provisions of Section 6.1 of this Agreement, and the Sub-Advisor must instruct the broker or dealer to forward copies of the confirmation of the execution of the order to the Custodian and the Advisor.

          (b) Selection of Securities Brokers and Dealers. The Sub-Advisor may select and employ securities brokers and dealers to effect any securities transactions concerning the investment management of the Investment Assets. In selecting brokers and dealers and placing orders with them, the Sub-Advisor must use its commercially reasonable best efforts to obtain for the Investment Assets the most favorable net price and "best execution" available, except to the extent otherwise provided by Section 28(e) of the Securities Exchange Act or by other applicable law; provided, however, in seeking the best execution available with respect to securities transactions involving the Investment Assets, the Sub-Advisor shall give consideration to the overall quality of brokerage and research services provided, it being understood and agreed that "best execution" is not limited to obtaining the lowest commission for each transaction. Notwithstanding anything in this subsection to the contrary, the Advisor may instruct the Sub-Advisor in writing to engage securities brokers and dealers specified by the Advisor to effect, with respect to the Investment Assets, securities transactions or particular securities transactions, and the Sub-Advisor must act in accordance with those instructions, so long as they are reasonable. The Sub-Advisor will not be responsible or liable for any acts or omissions by any broker or dealer selected pursuant to this subsection; provided that, the Sub-Advisor has acted reasonably in the exercise of due care in the selection of the broker or dealer and has not otherwise directly or indirectly participated in those acts or omissions by the broker or dealer.

          (c) Affiliated Brokers. Unless authorized in writing by the Advisor, neither the Sub-Advisor nor any parent, subsidiary or related firm, individual or other entity related to the Sub-Advisor will act as a securities broker with respect to any purchase or sale of securities made on behalf of the Fund.

     5.6 OTHER ACCOUNTS OF THE SUB-ADVISOR. It is understood that the Sub-Advisor performs investment advisory services for various clients and accounts other than the Advisor. The Sub-Advisor may give advice and take action in the performance of its duties with respect to other clients or accounts which may be the same as or may differ from the timing or nature of action taken with respect to the Investment Assets, provided that the Sub-Advisor allocates to the Investment Assets, to the extent practicable, opportunities to acquire or dispose of investments over a period of time on a basis no less favorable than its allocation of such opportunities to other clients and accounts and seeks over a period of time to obtain comparable execution of similar transactions among its clients. It is understood that the Sub-Advisor will not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security which the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of the Sub-Advisor such transaction or investment appears unsuitable, impractical or undesirable for the Fund.

     5.7 LIABILITY OF SUB-ADVISOR. The Sub-Advisor shall act in good faith in rendering services in connection with this Agreement. Nothing contained herein shall make the Sub-Advisor be liable for any loss incurred by the Fund in connection with services provided by the Sub-Advisor in accordance with this Agreement so long as the Sub-Advisor acts in good faith and fulfills its duties under this Agreement; provided, however, that nothing herein shall protect the Sub-Advisor against liability to the Fund to which the Sub-Advisor would otherwise be subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement. Nothing in this Agreement shall protect the Sub-Advisor from any liabilities which it may have under the Securities Act, the Investment Company Act or the Investment Advisers Act.

     6. INFORMATION AND REPORTS.

     6.1 REPORTS TO ADVISOR. The Sub-Advisor must submit a daily written report to the Advisor promptly following the close of regular trading on the New York Stock Exchange detailing the actions taken by the Sub-Advisor under this Agreement during that day. The report must contain the information in the form that the Advisor has or will from time to time reasonably specify. In addition, the Sub-Advisor must provide other reports on the performance of the Investment Assets at such times, for such periods and in such form as the Advisor or the Fund's Board of Directors reasonably request.

     6.2 RECORDS AND ACCOUNTS. The Sub-Advisor must keep accurate and detailed records and accounts of the Investment Assets and of all receipts, disbursements and other transactions affecting the Investment Assets. The Sub-Advisor will make all its records, accounts and documents relating to the Investment Assets available at all reasonable times and under reasonable conditions for inspection and audit by any person or persons designated by the Advisor or the Fund's Board of Directors.

     6.3 CODE OF ETHICS. The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 of the Investment Company Act and Rule 204A-1 of the Investment Advisers Act (the "Code of Ethics") and has provided a copy of such Code of Ethics to the Fund; Sub-Advisor agrees to provide a copy of the Code of Ethics to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify to the Fund that, with regard to the two most recently completed calendar quarters:

          (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Code of Ethics that is in effect;

          (b) The Sub-Advisor has complied with the requirements of Rule 17j-1 and Rule 204A-1;

          (c) The Sub-Advisor has adopted procedures reasonably necessary to prevent its "Access Persons" (as defined in Rule 17j-1 of the Investment Company Act) from violating the Code of Ethics; and

          (d) There have been no material violations of the Code of Ethics or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

     6.4 COMPLIANCE PROGRAM. The Sub-Advisor has adopted written policies and procedures in compliance with the requirements of Rule 206(4)-7 of the Investment Advisers Act (the "Compliance Procedures") and has provided a copy of such Compliance Procedures to the Fund; Sub-Advisor agrees to provide a copy of the Compliance Procedures to the Fund promptly after any material changes are made. As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Chief Compliance Officer of the Sub-Advisor shall certify that:

          (a) The Sub-Advisor has provided to the Fund the Sub-Advisor's Compliance Procedures that are in effect at that time;

          (b) The Sub-Advisor has reviewed, during the preceding 12-month period (or as otherwise required by applicable law), the adequacy of its Compliance Procedures and the effectiveness of the implementation of the Compliance Procedures;

          (c) The Compliance Procedures are reasonably designed to prevent violation, by the Sub-Advisor and its Supervised Persons, of the Federal Securities Laws, including the Investment Advisers Act and related rules issued by the SEC; and

          (d) With regard to the two most recently completed calendar quarters, there have been no material violations of the Compliance Procedures or, if any violation has occurred, the nature of such violation and of the action taken in response to such violation.

     6.5 PROXY VOTING RECORDS AND POLICY.

          (a) The Sub-Advisor has adopted and implemented written policies and procedures pursuant to Rule 206(4)-6 of the Investment Advisers Act that are reasonably designed to ensure that the Sub-Advisor votes client securities in the best interest of its clients (the "Proxy Voting Policy") and the Sub-Advisor has provided a copy of such Proxy Voting Policy to the Fund; Sub-Advisor agrees to provide a copy of the Proxy Voting Policy to the Fund promptly after any material changes are made.

          (b) Sub-Advisor agrees to provide to the Fund an accurate summary of any vote cast or proxy granted by the Sub-Advisor on behalf of the Fund (the "Voting Records"). As soon as practicable, but no later than 40 days, after the end of the second and fourth calendar quarters, the Sub-Advisor shall provide the Voting Records in the form specified in writing to the Sub-Advisor by the Fund, and the Sub-Advisor's Chief Compliance Officer shall certify that, with regard to the two most recently completed calendar quarters:

          (c) The Voting Records accurately reflect the votes cast and proxies granted by the Sub-Advisor on behalf of the Fund during the preceding two quarters, each of which vote or proxy was cast or granted in compliance with the Sub-Advisor's Proxy Voting Policy; and

          (d) The Sub-Advisor has provided to the Fund the Sub-Advisor's Proxy Voting Policy that is in effect.

     6.6 FORM ADV. The Sub-Advisor agrees to provide a copy of its current Form ADV (Parts I and II) to the Fund within 90 days of the end of the calendar year.

     6.7 EXCHANGE OF INFORMATION. The Advisor and the Sub-Advisor agree to provide the information that the Sub-Advisor or the Advisor, as the case may be, reasonably requests to enable it to carry out its duties, obligations and responsibilities under this Agreement or applicable law.

     6.8 INFORMATION TO BE CONFIDENTIAL. All information and advice furnished to or obtained by any party under or in connection with this Agreement will be treated as confidential and will not be used or disclosed to third parties except as required by law. This provision must not be construed to limit the Advisor's or the Fund's ability to comply with the disclosure obligations of an investment company to its securities holders under the federal securities laws.

     7. FEE PAYABLE TO SUB-ADVISOR. For services provided under this Agreement, the Sub-Advisor is entitled to receive from the Advisor a fee that is calculated as a percentage of the current value of the Investment Assets, as set forth in the Fee Schedule attached as Exhibit B. The parties agree that the Fee Schedule can be modified from time to time in accordance with the Investment Company Act upon approval in writing by the parties. The fee payable to the Sub-Advisor shall be calculated as of the close of the last trading day of March, June, September and December. This fee is payable in arrears as soon as practicable, but not more than ten business days, after the last day of each calendar quarter.

     8. MEETINGS WITH ADVISOR AND FUND. A representative of the Sub-Advisor will personally meet with the Investment Committee of the Advisor or its designated representative as reasonably requested by the Advisor to explain the investment and management activities of the Sub-Advisor and any reports related thereto, at such times as may be mutually agreed upon by the Sub-Advisor and the Advisor. In addition, upon reasonable request, each year, a representative of the Sub-Advisor will attend one or more of the meetings of the Fund's Board of Directors and will be prepared to discuss the Sub-Advisor's economic outlook, investment strategy, individual holdings included in the Investment Assets and such other related matters as the Board of Directors reasonably requests.

     9. INDEMNIFICATION. In addition to any other rights the Advisor or the Fund may have against the Sub-Advisor, the Sub-Advisor will indemnify the Advisor and the Fund and hold them harmless with respect to any loss or damage, or costs or expenses suffered by them as a result of (i) a breach by the Sub-Advisor of this Agreement, or (ii) the willful misfeasance, bad faith or gross negligence of the Sub-Advisor, or (iii) the willful misfeasance, bad faith or gross negligence of any of the Sub-Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or (iv) by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act or any other applicable law or regulation; provided, the Sub-Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Advisor or the Custodian.

     The Advisor will indemnify the Sub-advisor and hold it harmless with respect to any loss or damage, or costs or expenses suffered by it as a result of (i) the Sub-Advisor's failure to provide notice within one day to the Advisor or the Fund of any trade, transfer, exchange, redemption or other corporate action that occurs with regard to a portfolio security held by the Fund, or (ii) a breach by the Advisor of this Agreement, or (iii) the willful misfeasance, bad faith or gross negligence of the Advisor, or (iv) the willful misfeasance, bad faith or gross negligence of any of the Advisor's employees, or agents acting under its supervision or control performing any of its obligations and duties or
(v) by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement, the Investment Advisers Act, the Investment Company Act or any other applicable law or regulation; provided, the Advisor shall have no responsibility or liability for any loss incurred by reason of any act or omission of the Sub-Advisor or the Custodian.

     10. AMENDMENT. This Agreement may be amended at any time by written agreement of the parties, provided that any material amendment will not be effective unless approved in accordance with the Investment Company Act.

     11. TERM AND TERMINATION.

     11.1 TERM.

          (a) Effective Date. Except as set forth in sub-section (c) below, this Agreement shall become effective upon approval by a Majority Vote of Shareholders in accordance with the Investment Company Act (the "Effective Date").

          (b) Duration. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial period of one year from the Effective Date, and it shall continue in effect from year to year, but only so long as such continuance is specifically approved at least annually in accordance with the Investment Company Act.

          (c) Interim Term. This Agreement shall be effective on a temporary interim basis from the day and year first written above until the earlier of 150 days after such date or until it has been approved or rejected by the Fund's shareholders in accordance with the Investment Company Act. With regard to the provisions herein, except for this subsection 11.1, the effective date of the interim period of this Sub-Advisory Agreement shall have the same effect as if it were the Effective Date, as defined above.

     11.2 TERMINATION.

          (a) Automatic Termination. This Agreement shall automatically terminate in the event of its assignment, within the meaning of Section 15(a) of the Investment Company Act, unless an order of the SEC is issued exempting such assignment. If at any time the Sub-Advisor ceases to be an "investment advisor" in accordance with the Investment Advisers Act, this Agreement will automatically terminate. No penalty or payment of any kind by the Advisor will be due upon an automatic termination

          (b) Termination by Advisor, Board of Directors of the Fund or Shareholders of the Fund. This Agreement may be terminated at any time, upon written notice to the Sub-Advisor, without payment of any penalty, by the Advisor, the Board of Directors of the Fund or by a Majority Vote of Shareholders. Notwithstanding that the effective date of any such termination may be fewer than 30 days after the date of notice of termination, the Sub-Advisor shall be compensated for 30 days after the date of notice of termination, and such compensation shall not constitute payment of a penalty in connection with such termination. Any compensation paid pursuant to this subsection 11.2(b) shall be calculated based on the Investment Assets as of the effective date of the termination.

          (c) Termination By Sub-Advisor. The Sub-Advisor may terminate this Agreement at any time upon 30 days' prior written notice to the Advisor and the Fund.

          (d) Prorated Fee. If this Sub-Advisory Agreement shall terminate at any time other than at the end of a calendar quarter, the Sub-Advisor shall be entitled to receive the fee set forth in Section 7 hereof for the portion of the quarter elapsed prior to the date of termination, prorated on a daily basis.

     12. MISCELLANEOUS.

     12.1 ERRORS AND OMISSIONS POLICY. The Sub-Advisor agrees that, at its sole expense, it will maintain an errors and omissions insurance policy that covers the acts, errors and omissions by the Sub-Advisor and its employees and agents during the term of this Agreement. Upon request of the Advisor, the Sub-Advisor will promptly provide evidence of such insurance.

     12.2 GOVERNING LAW; SEVERABILITY. This Agreement and its performance shall be governed by and construed in accordance with the applicable laws of the United States and, to the extent permitted by such laws, with the laws of the State of Oklahoma. In case any provision of this Agreement is held illegal or invalid for any reason, that illegality or invalidity will not affect the remaining provisions of this Agreement but will be fully severable, and this Agreement will be construed and enforced as if the illegal or invalid provision had not been included herein.

     12.3 NOTICES. Unless the parties otherwise agree, all notices, instructions and advice with respect to matters contemplated by this Agreement must be in writing and are effective when received. Delivery must be made personally, by registered or certified mail, return receipt requested, overnight courier or confirmed facsimile and addressed as follows:

     Advisor:                       American Fidelity Assurance Company
                                    P.O. Box 25523
                                    Oklahoma City, Oklahoma 73106
                                    Attention:  Investment Department
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

     Fund:                          American Fidelity Dual Strategy Fund, Inc.
                                    2000 Classen Boulevard
                                    Oklahoma City, Oklahoma  73106
                                    Attention:  Chief Compliance Officer
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx

                                    With copies to:

                                    Jennifer Wheeler
                                    McAfee & Taft A Professional Corporation
                                    Two Leadership Square
                                    211 North Robinson, 10th Floor
                                    Oklahoma City, Oklahoma  73102
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx
                                    Email:  jennifer.wheeler@mcafeetaft.com

     Sub-Advisor:                   Quest Investment Management, Inc.
                                    One SW Columbia
                                    Suite 1100
                                    Portland, Oregon  97258
                                    Attention:  Greg Sherwood
                                    Telephone:  (xxx) xxx-xxxx
                                    Facsimile:  (xxx) xxx-xxxx


Any party may change any of the above information by providing notice to the other parties in the manner set forth above. All reports required to be delivered by the Sub-Advisor to the Advisor pursuant to Section 6.1 of this Agreement must be delivered in the manner specified from time to time by the Advisor.

     12.4 COMPLIANCE WITH LAWS. Nothing in this Agreement shall be deemed to authorize the Sub-Advisor to effect any transactions in contravention of its fiduciary obligations, duties or responsibilities under the Investment Advisers Act, this Agreement or any other applicable federal or state laws or regulations (including all applicable securities laws and regulations) or the rules of any national securities exchange. Each party will at all times comply with the Investment Advisers Act and other applicable laws, regulations and rules in performing its duties under this Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

FUND:                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        By:   /s/ John W. Rex
                        Name: John W. Rex
                        Title: President

ADVISOR:                AMERICAN FIDELITY ASSURANCE COMPANY

                        By:   /s/ John W. Rex
                        Name: John W. Rex
                        Title: President

SUB-ADVISOR:            Quest Investment Management, Inc.

                        By:    /s/ Cameron M. Johnson
                        Name:  Cameron M. Johnson
                        Title: Chief Executive Officer

                                    EXHIBIT A

                       American Fidelity Assurance Company
                      American Fidelity Dual Strategy Fund
                              Investment Guidelines

I.   INVESTMENT OBJECTIVES:

     The Fund's investment objectives are, primarily, long-term growth of capital and, secondarily, the production of income. Such objectives do not preclude infrequent investments for short-term capital appreciation.

     The Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. The Fund attempts to maintain sufficient cash balances to meet variable annuity contract payments. The Fund's assets may be held in cash or cash equivalents or in United States Government securities for this purpose. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options.

     The Sub-Advisor, after consulting with the Advisor and obtaining Advisor approval, may determine that prevailing market and economic conditions indicate that investments other than common stocks may be advantageous, in which event investments may be made on a short-term basis in United States Government securities, bonds, notes or other evidences of indebtedness, issued publicly, of a type customarily purchased for investment by institutional investors.

II.  FUNDAMENTAL POLICIES:

     The Sub-Advisor must comply with the following Investment Guidelines:

     A. Not more than five percent (5%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

     B. Not more than ten percent (10%) of the voting securities of any one issuer will be acquired.

     C. Not more than twenty-five (25%) of the value of the Investment Assets placed with the Sub-Advisor will be invested in any one industry.

     D.   No borrowings will be made.

     E. The Sub-Advisor will ensure that the Fund does not act as an underwriter of securities of other issuers.

     F. Investment in real estate will be limited to shares of real estate investment trusts investing in equity real estate, up to seven percent (7.0%) of Investment Assets placed with the Sub-Advisor. Investment in private placements and other illiquid assets will not be made.

     G.   No purchase of commodities or commodity contracts will be effected.

     H. The Fund will not engage in the purchase or sale of puts, calls or other options or in writing such options.

     I. Loans will not be made except through the acquisition of publicly traded bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors.

     J. Investment will not be made in the securities of a company for the purpose of exercising management or control.

     K. Investment in securities of other investment companies will not be made except for money market funds. Up to ten percent (10%) of Investment Assets placed with the Sub-Advisor may be invested in money market funds, provided that not more than three percent (3%) of the total outstanding voting stock of any one investment company may be held.

     L. Although the Fund does not intend to engage to a large extent in short-term trading, the Sub-Advisor may make investments for the purpose of seeking short-term capital appreciation.

     M. Investments in repurchase agreements will be limited to the top thirty-five (35) U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

     N.   Short sales of securities will not be made.

     O. Purchases will not be made on margin, except for such short-term credits necessary for the clearance of transactions.

     P. Investments in high-yield or non-investment grade bonds will not be made.

     Q. Investments in the equity securities of foreign corporations will be limited to American Depositary Receipts ("ADRs"), other depositary receipts and ordinary shares which are denominated in U.S. dollars and publicly traded in the United States. Not more than thirty-five percent (35%) of the Investment Assets placed with the Sub-Advisor will be invested in foreign issuers. In addition, not more than twenty percent (20%) of the Investment Assets placed with the Sub-Advisor will be invested in issuers from any one foreign country. ADRs or other depositary receipts must be issued by the Bank of New York, Morgan Guaranty or Citibank. Depositary receipts issued by other institutions must be approved in advance by the Advisor.

III. OTHER INVESTMENT GUIDELINES:

     The following Guidelines are additional rules that the Sub-Advisor must follow:

     A. The Sub-Advisor should generally conform to these issuer guidelines with exceptions noted at the time of purchase and variances reviewed annually with the Board of Directors of the Fund.

          1. A minimum market capitalization of one billion dollars ($1,000,000,000) at the time of purchase.

          2. Audited financial statements for at least three (3) years of operation.

          3. Fifty million dollars ($50,000,000) or more in stockholders equity.

     B.   Lending of securities will not be permitted.

     C. The Fund will not invest in the securities of tobacco-producing companies.

     D. InvesTrust, N.A., or another custodian chosen by the Advisor, shall be the Custodian of all Investment Assets placed with the Sub-Advisor. The Sub-Advisor must ensure that duplicate brokerage confirmations of all transactions are sent to the Custodian and the Advisor.

     E. All money market funds used by the Sub-Advisor for a portion of Investment Assets placed with the Sub-Advisor must be approved in advance by the Advisor.

     F. The money market funds (cash) used by the Sub-Advisor for a portion of Investment Assets must have a balance at all times equal to at least one percent (1.0%), but not more than three percent (3.0%), of the market value of Investment Assets placed with the Sub-Advisor.

     G. All brokers used by the Sub-Advisor to execute transactions for the Fund must have a commercial paper rating of A1/P1 by Moody's and Standard & Poor's unless approved in advance by the Advisor.

                                    EXHIBIT B

                                  Fee Schedule

         Pursuant to Section 7 of the foregoing Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") made as of May 1, 2006, among American Fidelity Dual Strategy Fund (the "Fund"), American Fidelity Assurance Company (the "Advisor") and Quest Investment Management, Inc. (the "Sub-Advisor"), the parties thereto agree as follows:

         For services under the Sub-Advisory Agreement, the Sub-Advisor shall be entitled to receive from the Advisor a quarterly fee in an amount equal to 0.10625% of the current value of the sub-advised Investment Assets under $100,000,000 and 0.075% of the current value of the sub-advised Investment Assets over $100,000,000 as of the close of the last trading day of March, June, September and December (0.425% of assets under $100,000,000 and 0.30% of assets over $100,000,000 on an annual basis).

         Dated as of the day and year first above written.

FUND:                           AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                                By:   /s/ John W. Rex
                                Name: John W. Rex
                                Title: President

ADVISOR:                        AMERICAN FIDELITY ASSURANCE COMPANY

                                By:   /s/ John W. Rex
                                Name: John W. Rex
                                Title: President

SUB-ADVISOR:                    Quest Investment Management, Inc.

                                By:   /s/ Cameron M. Johnson
                                Name: Cameron M. Johnson
                                Title:  Chief Executive Officer